                                    EXHIBIT D
                             SERVICER'S CERTIFICATE
                                  JANUARY, 1997
                       GE CAPITAL MORTGAGE SERVICES, INC.
                   Home Equity Loan Pass-Through Certificates,
                                 Series 1996-HE4
                                 Exhibit #99.47

     Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and The First National Bank of Chicago (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

     (1) Aggregate Monthly Payments Due:         2,153,422.63
                                              ---------------

     (2)  Aggregate Monthly Payments
          received and Monthly Advances
          made this Month:

          (a) Principal                            325,147.36
                                              ---------------
          (b) Interest                           1,808,758.17
                                              ---------------
          (c) Total                              2,133,905.53
                                              ---------------

     (3)  Aggregate Principal
          Prepayments in part received
          on Self-Amortizing Mortgage
          Loans and applied in the
          applicable Prepayment Period:

          (a) Principal                            132,899.18
                                              ---------------
          (c) Total                                132,899.18
                                              ---------------

     (4)  Aggregate Principal
          Prepayments in full received
          in the applicable Prepayment
          period:

          (a) Principal                            972,723.70
                                              ---------------
          (b) Interest                               7,714.26
                                              ---------------
          (c) Total                                980,437.96

                                              ---------------

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     (5)  Aggregate Insurance Proceeds
          (inculding purchases of
          Mortgage Loans by primary
          mortgage insurers) for prior
          month:

          (a) Principal                                  0.00
                                              ---------------
          (b) Interest                                   0.00
                                              ---------------
          (c) Total                                      0.00
                                              ---------------

     (6)  Aggregate Liquidation Proceeds
          for prior month:

          (a) Principal                                  0.00
                                              ---------------
          (b) Interest                                   0.00
                                              ---------------
          (c) Total                                      0.00
                                              ---------------

     (7)  Aggregate Purchase Prices for
          Defaulted Mortgage Loans:

          (a) Principal                                  0.00
                                              ---------------
          (b) Interest                                   0.00
                                              ---------------
          (c) Total                                      0.00
                                              ---------------

     (8)  Aggregate Purchase Prices for
          (and substitution adjustments)
          for Defective Mortgage Loans:

          (a) Principal                                  0.00
                                              ---------------
          (b) Interest                                   0.00
                                              ---------------
          (c) Total                                      0.00
                                              ---------------

     (9)  Aggregate Purchase Prices for
          for Document Deficiencies per
          Sec. 2.02

          (a) Principal                                  0.00
                                              ---------------

          (b) Interest                                   0.00
                                              ---------------
          (c) Total                                      0.00
                                              ---------------

     (10) Pool Principal Balance               219,704,644.44
                                              ---------------

     (11) Available Funds:                       3,156,790.93
                                              ---------------

     (12) Realized Losses for

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          prior month:                                   0.00
                                              ---------------

     (13) Aggregate Realized Losses:

                                                         0.00
                                              ---------------
          (a) Deficient Valuations                       0.00
                                              ---------------
          (b) Special Hazard Losses                      0.00
                                              ---------------
          (c) Fraud Losses                               0.00
                                              ---------------
          (d) Excess Bankruptcy Losses                   0.00
                                              ---------------
          (e) Excess Special Hazard Losses               0.00
                                              ---------------
          (f) Excess Fraud Losses                        0.00
                                              ---------------

     (14) Compensating Interest
          Payment:                                   1,932.82
                                              ---------------

     (15) Net Simple Interest
          Shortfall:                                     0.00
                                              ---------------

     (16) Net Simple Interest
          Excess:                                      840.96
                                              ---------------

     (17) Simple Interest Shortfall
          Payment:                                       0.00
                                              ---------------

     (18) Unpaid Net Simple Interest
          Shortfall:


          Class A1     36157TV57                         0.00
                       -------------          ---------------
          Class A2     36157TV65                         0.00
                       -------------          ---------------
          Class A3     36157TV73                         0.00
                       -------------          ---------------
          Class A4     36157TV81                         0.00
                       -------------          ---------------
          Class A5     36157TV99                         0.00
                       -------------          ---------------
          Class A6     36157TW23                         0.00
                       -------------          ---------------
          Class A7     36157TW31                         0.00
                       -------------          ---------------
          Class S      36196HE4S                         0.00
                       -------------          ---------------
          Class M      36157TW49                         0.00
                       -------------          ---------------
          Class B1     36157TW56                         0.00
                       -------------          ---------------
          Class B2     36157TW64                         0.00
                       -------------          ---------------
          Class B3     36157TW72                         0.00
                       -------------          ---------------
          Class B4     36157TW80                         0.00
                       -------------          ---------------
          Class B5     36157TW98                         0.00
                       -------------          ---------------

     (19) Class Certificate Interest
          Rate:

          Class A7     36157TW31                        7.495%
                       -------------          ---------------
          Class M      36157TW49                        7.645%
                       -------------          ---------------

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          Class B1     36157TW56                        7.795%
                       -------------          ---------------
          Class B2     36157TW64                        7.985%
                       -------------          ---------------
          Class B3     36157TW72                        9.427%
                       -------------          ---------------
          Class B4     36157TW80                        9.427%
                       -------------          ---------------
          Class B5     36157TW98                        9.427%
                       -------------          ---------------
          Class S      36196HE4S                         2.55%
                       -------------          ---------------

     (20) Accrued Certificate Interest
          and Pay-out Rate:


          Class A1     36157TV57                   350,146.25             6.555%
                       -------------          ---------------------------------
          Class A2     36157TV65                   181,956.67             6.460%
                       -------------          ---------------------------------
          Class A3     36157TV73                   127,820.00             6.640%
                       -------------          ---------------------------------
          Class A4     36157TV81                   160,638.33             6.860%
                       -------------          ---------------------------------
          Class A5     36157TV99                   114,670.42             6.985%
                       -------------          ---------------------------------
          Class A6     36157TW23                    95,665.00             7.220%
                       -------------          ---------------------------------
          Class A7     36157TW31                   101,981.97             7.495%
                       -------------          ---------------------------------
          Class S      36196HE4S                   467,123.09              2.55%
                       -------------          ---------------------------------
          Class M      36157TW49                    48,985.34             7.645%
                       -------------          ---------------------------------
          Class B1     36157TW56                    28,542.69             7.795%
                       -------------          ---------------------------------
          Class B2     36157TW64                    18,272.34             7.985%
                       -------------          ---------------------------------
          Class B3     36157TW72                    11,218.13             9.427%
                       -------------          ---------------------------------
          Class B4     36157TW80                     3,448.71             9.427%
                       -------------          ---------------------------------
          Class B5     36157TW98                    15,551.76             9.427%
                       -------------          ---------------------------------
          Total                                  1,726,020.69

     (21) Principal distributable:

          Class A1     36157TV57                 1,402,130.13
                       -------------          ---------------
          Class A2     36157TV65                         0.00
                       -------------          ---------------
          Class A3     36157TV73                         0.00
                       -------------          ---------------
          Class A4     36157TV81                         0.00
                       -------------          ---------------
          Class A5     36157TV99                         0.00
                       -------------          ---------------
          Class A6     36157TW23                         0.00
                       -------------          ---------------
          Class A7     36157TW31                         0.00
                       -------------          ---------------
          Class M      36157TW49                    11,379.79
                       -------------          ---------------
          Class B1     36157TW56                     6,503.16
                       -------------          ---------------
          Class B2     36157TW64                     4,064.10
                       -------------          ---------------
          Class B3     36157TW72                     2,113.45

                       -------------          ---------------
          Class B4     36157TW80                       649.72
                       -------------          ---------------
          Class B5     36157TW98                     2,929.89
                       -------------          ---------------
          Class R1     36157TX89                       500.00
                       -------------          ---------------
          Class R2     36157TX97                       500.00
                       -------------          ---------------
          Total                                  1,430,770.24

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     (22) Additional distributions to
          the Class R1 Certificate
          pursuant to Section 2.05 (d):                  0.00
                                              ---------------

     (23) Additional distributions to
          the Class R2 Certificate
          pursuant to Section 4.01 (b):                  0.00
                                              ---------------

B.   Other Amounts:

     1.   Senior Percentage for such
          Distribution Date                         91.499204%
                                              ---------------

     2.   Senior Prepayment Percentage
          for such Distribution Date                   100.00%
                                              ---------------

     3.   Junior Percentage for such
          Distribution Date                          8.500796%
                                              ---------------

     4.   Junior Prepayment Percentage
          for such Distribution Date                     0.00%
                                              ---------------

     5.   Subordinate Certfificate Writedown
          Amount for such Distribution Date              0.00

     6.   Prepayment Distribution
          Triggers satisfied:                        Yes           No
                         Class B1                                  X
                                                     -------------------------
                         Class B2                                  X
                                                     -------------------------
                         Class B3                                  X
                                                     -------------------------
                         Class B4                                  X
                                                     -------------------------

                         Class B5                                  X
                                                     -------------------------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.


GE CAPITAL MORTGAGE SERVICES, INC.


By: /S/ Pamela L. Monahan
---------------------------------------------------------
Name: Pamela L. Monahan
Title:   Vice President Financial Information